Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
June 30, 2017

Second Quarter 2017

Table of Contents	Page
Summary
Company Profile	Page 3
Financial Highlights	Page 4
Selected Property Data
Property Summary	Page 5
Property Detail	Page 10
Tenant Lease Expirations	Page 11
Largest Tenants and Portfolio Tenant Diversification by Industry	Page 14
Capital Expenditures and Redevelopment Program	Page 15
Observatory Summary	Page 16
Financial information
Condensed Consolidated Balance Sheets	Page 17
Condensed Consolidated Statements of Income	Page 18
Core FFO, Modified FFO, FFO, FAD and EBITDA	Page 19
Net Operating Income	Page 20
Consolidated Debt Analysis
Debt Summary	Page 21
Debt Detail	Page 22
Debt Maturities	Page 23
Ground Leases	Page 23
Supplemental Definitions	Page 24
Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Second Quarter 2017

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer
William H. Berkman	Director, Chair of Finance Committee
Leslie D. Biddle	Director
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Director
S. Michael Giliberto	Director, Chair of Audit Committee
James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer
John B. Kessler	President and Chief Operating Officer
Thomas P. Durels	Executive Vice President and Director of Leasing and Operations
David A. Karp	Executive Vice President and Chief Financial Officer
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Evercore ISI	Robert Simone	(212) 446-9459	robert.simone@evercoreisi.com
Goldman Sachs & Co. LLC	Andrew Rosivach	(212) 902-4736	rosivach@gs.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Stifel	John Guinee	(443) 224-1307	jwguinee@stifel.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Second Quarter 2017

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Revenue	$177,124		$164,954		$179,263		$175,848		$165,815
Net income	$31,359		$19,145		$33,008		$32,897		$24,640
Cash net operating income (1)	$97,270		$82,781		$96,338		$93,715		$89,542
Core funds from operations (“Core FFO”) (1)	$73,215		$61,293		$74,158		$71,938		$64,750
Core funds available for distribution (“Core FAD”) (1)	$61,546		$53,721		$60,472		$59,712		$49,798
Core FFO per share—diluted	$0.25		$0.21		$0.25		$0.26		$0.24
Diluted weighted average shares	298,398,000		297,962,000		297,046,000		280,614,000	(2)	266,167,000
Dividends declared and paid per share	$0.105		$0.105		$0.105		$0.105		$0.105

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,139,660		10,145,676		10,138,999		10,125,119		10,077,905
Percent occupied (3)	89.2%		88.8%		88.1%		87.9%		86.6%
Percent leased (4)	91.3%		89.5%		90.2%		90.3%		89.4%

Observatory Metrics:
Number of visitors	1,126,000		636,000		1,068,000		1,340,000		1,124,000
Change in visitors year over year	0.2%		-11.5%		12.5%		1.0%		-3.5%
Observatory revenues	$33,966		$20,940		$33,702		$38,093		$31,838
Change in revenues year over year	6.9%		-1.4%		22.1%		6.7%		4.0%

Ratios:
Consolidated Debt to Total Market Capitalization (5)	20.2%		20.6%		21.1%		20.5%		24.5%
Consolidated Net Debt to Total Market Capitalization (5)	15.5%		14.8%		14.9%		14.0%		24.1%
Consolidated Debt and Perpetual Preferred Units to
Total Market Capitalization (5)	20.6%		20.9%		21.4%		20.8%		24.9%
Consolidated Net Debt and Perpetual Preferred Units to
Total Market Capitalization (5)	15.8%		15.2%		15.3%		14.4%		24.5%
Consolidated Debt to EBITDA (6)	4.5	x	4.7	x	4.8	x	4.9	x	5.1	x
Consolidated Net Debt to EBITDA (6)	3.3	x	3.2	x	3.1	x	3.1	x	5.0	x
Interest Coverage Ratio	5.5	x	4.9	x	5.8	x	5.7	x	5.5	x
Core FFO Payout Ratio (7)	43%		51%		42%		44%		44%
Core FAD Payout Ratio (8)	51%		58%		52%		53%		57%

Class A common stock price at quarter end	$20.77		$20.64		$20.19		$20.95		$18.99
Average closing price	$21.05		$20.66		$19.82		$20.67		$18.76
Dividends per share - annualized	$0.42		$0.42		$0.42		$0.42		$0.42
Dividend yield (9)	2.0%		2.0%		2.1%		2.0%		2.2%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360

Class A common stock	157,493,025		156,689,477		154,744,740		153,828,060		122,781,134
Class B common stock	1,080,475		1,095,114		1,095,737		1,097,584		1,100,089
Operating partnership units	141,844,339		142,583,324		143,252,598		144,173,889		145,607,456

Total common stock and operating partnership units outstanding	300,417,839		300,367,915		299,093,075		299,099,533		269,488,679

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	The increase reflects the issuance of 29.6 million Class A common shares in a private placement transaction in August 2016.
(3)	Based on leases signed and commenced as of end of period.
(4)	Represents occupancy and includes signed leases not commenced.
(5)	Market capitalization represents the sum of (i) Company’s common stock per share price as of June 30, 2017 multiplied by the total outstanding number of shares of common stock and operating partnership units as of June 30, 2017; (ii) the number of perpetual preferred units at June 30, 2017 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of June 30, 2017.
(6)	Calculated based on trailing 12 months EBITDA.
(7)	Represents the amount of Core FFO paid out in distributions.
(8)	Represents the amount of Core FAD paid out in distributions.
(9)	Based on the closing price per share of Class A common stock on June 30, 2017.

Second Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2017
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,139,660	8,066,529	1,868,679	204,452
Occupancy (2)	89.2%	88.7%	90.5%	99.4%

Revenue	$176,732	$118,014	$19,721	$5,031	$33,966
Operating expenses	(72,579)	(55,230)	(8,425)	(1,748)	(7,176)

Net operating income	104,153	62,784	11,296	3,283	26,790
Straight-line rent	(7,722)	(7,305)	(460)	43	—
Above/below-market rent revenue amortization	(1,119)	(1,119)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$97,270	$56,318	$10,836	$3,326	$26,790

Leasing activity
Total leases executed	51	43	6	2
Total square footage executed	329,866	253,495	49,228	27,143
Average rent psf - leases executed	$54.39	$60.26	$32.02	$34.26
Previously escalated rents psf	$41.52	$43.45	$30.41	$40.83
Percentage of new rent over previously escalated rents	31.0%	38.7%	5.3%	-16.1%
Weighted average lease term	9.3 years

Leasing commission costs per square foot	$17.74	$21.97	$5.71	$—
Tenant improvement costs per square foot	68.24	79.19	49.50	—

Total LC and TI per square foot (3)	$85.98	$101.16	$55.21	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	300,269	29,597	329,866
Average rent psf - leases executed	$55.22	$40.66	$54.39
Previously escalated rents psf	$40.61	$48.13	$41.52
Percentage of new rent over previously escalated rents	36.0%	-15.5%	31.0%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	251,041	2,454	253,495
Average rent psf—leases executed	$59.76	$111.42	$60.26
Previously escalated rents psf	$42.61	$128.87	$43.45
Percentage of new rent over previously escalated rents	40.3%	-13.5%	38.7%

Second Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2017
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,145,676	8,071,337	1,869,887	204,452
Occupancy (2)	88.8%	88.1%	90.7%	99.4%

Revenue	$164,603	$116,746	$22,121	$4,796	$20,940
Operating expenses	(76,354)	(59,105)	(8,300)	(1,694)	(7,255)

Net operating income	88,249	57,641	13,821	3,102	13,685
Straight-line rent	(5,998)	(6,550)	467	85	—
Above/below-market rent revenue amortization	(1,428)	(1,428)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$82,781	$51,621	$14,288	$3,187	$13,685

Leasing activity
Total leases executed	27	24	3	—
Total square footage executed	200,992	128,179	72,813	—
Average rent psf - leases executed	$61.33	$73.04	$40.71	$—
Previously escalated rents psf	$42.58	$40.84	$45.66	$—
Percentage of new rent over previously escalated rents	44.0%	78.9%	-10.8%	—
Weighted average lease term	10.6 years

Leasing commission costs per square foot	$28.01	$36.49	$13.08	$—
Tenant improvement costs per square foot	48.84	45.02	55.57	—

Total LC and TI per square foot (3)	$76.85	$81.51	$68.65	$—

Total Portfolio	Office	Retail	Total
Total square footage executed	157,973	43,019	200,992
Average rent psf - leases executed	$50.81	$99.96	$61.33
Previously escalated rents psf	$47.48	$24.60	$42.58
Percentage of new rent over previously escalated rents	7.0%	306.3%	44.0%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	85,160	43,019	128,179
Average rent psf - leases executed	$59.45	$99.96	$73.04
Previously escalated rents psf	$49.04	$24.60	$40.84
Percentage of new rent over previously escalated rents	21.2%	306.3%	78.9%

Second Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,138,999	8,062,089	1,872,458	204,452
Occupancy (2)	88.1%	86.7%	93.0%	99.4%

Revenue	$178,869	$115,177	$25,347	$4,643	$33,702
Operating expenses	(73,328)	(55,501)	(8,165)	(1,729)	(7,933)

Net operating income	105,541	59,676	17,182	2,914	25,769
Straight-line rent	(8,652)	(10,296)	1,301	343	—
Above/below-market rent revenue amortization	(2,509)	(2,509)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$96,338	$48,829	$18,483	$3,257	$25,769

Leasing activity
Total leases executed	64	54	8	2
Total square footage executed	210,780	125,499	79,145	6,136
Average rent psf - leases executed	$63.34	$67.85	$33.61	$349.60
Previously escalated rents psf	$52.02	$50.63	$33.79	$312.18
Percentage of new rent over previously escalated rents	21.8%	34.0%	-0.6%	12.0%
Weighted average lease term	7.3 years

Leasing commission costs per square foot	$13.89	$15.25	$11.76	$13.56
Tenant improvement costs per square foot	50.35	45.30	62.25	—

Total LC and TI per square foot (3)	$64.24	$60.55	$74.01	$13.56

Total Portfolio	Office	Retail	Total
Total square footage executed	199,165	11,615	210,780
Average rent psf - leases executed	$47.56	$331.30	$63.34
Previously escalated rents psf	$41.57	$229.54	$52.02
Percentage of new rent over previously escalated rents	14.4%	44.3%	21.8%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	120,020	5,479	125,499
Average rent psf - leases executed	$56.76	$310.81	$67.85
Previously escalated rents psf	$46.69	$137.00	$50.63
Percentage of new rent over previously escalated rents	21.6%	126.9%	34.0%

Second Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,125,119	8,055,809	1,864,858	204,452
Occupancy (2)	87.9%	86.3%	93.4%	99.4%

Revenue	$175,444	$113,451	$19,225	$4,675	$38,093
Operating expenses	(72,857)	(55,612)	(8,279)	(1,716)	(7,250)

Net operating income	102,587	57,839	10,946	2,959	30,843
Straight-line rent	(9,619)	(9,914)	271	24	—
Above/below-market rent revenue amortization	(1,210)	(1,210)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$93,715	$48,672	$11,217	$2,983	$30,843

Leasing activity
Total leases executed	51	40	8	3
Total square footage executed	348,770	283,199	59,812	5,759
Average rent psf - leases executed	$57.61	$59.16	$33.44	$211.43
Previously escalated rents psf	$44.24	$42.27	$34.14	$237.87
Percentage of new rent over previously escalated rents	30.2%	40.0%	-2.0%	-11.1%
Weighted average lease term	9.6 years

Leasing commission costs per square foot	$20.24	$22.83	$8.76	$12.01
Tenant improvement costs per square foot	70.31	79.77	31.63	6.95

Total LC and TI per square foot (3)	$90.55	$102.60	$40.39	$18.96

Total Portfolio	Office	Retail	Total
Total square footage executed	324,396	24,374	348,770
Average rent psf - leases executed	$54.12	$99.07	$57.61
Previously escalated rents psf	$38.23	$122.27	$44.24
Percentage of new rent over previously escalated rents	41.6%	-19.0%	30.2%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	264,584	18,615	283,199
Average rent psf - leases executed	$58.80	$64.30	$59.16
Previously escalated rents psf	$39.15	$86.51	$42.27
Percentage of new rent over previously escalated rents	50.2%	-25.7%	40.0%

Second Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2016
	Total Portfolio	Manhattan Office Portfolio (1)	Greater New York Office Portfolio	Standalone Retail Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,077,905	8,009,636	1,863,817	204,452
Occupancy (2)	86.6%	84.5%	94.6%	99.4%

Revenue	$165,392	$108,962	$20,126	$4,466	$31,838
Operating expenses	(70,168)	(53,429)	(8,304)	(1,540)	(6,895)

Net operating income	95,224	55,533	11,822	2,926	24,943
Straight-line rent	(6,796)	(6,869)	(5)	78	—
Above/below-market rent revenue amortization	(844)	(844)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$89,542	$49,778	$11,817	$3,004	$24,943

Leasing activity
Total leases executed	45	39	5	1
Total square footage executed	176,533	156,745	18,604	1,184
Average rent psf - leases executed	$59.09	$59.72	$33.73	$375.00
Previously escalated rents psf	$42.39	$41.25	$39.40	$240.63
Percentage of new rent over previously escalated rents	39.4%	44.8%	-14.4%	55.8%
Weighted average lease term	7.9 years

Leasing commission costs per square foot	$17.00	$17.73	$3.95	$124.35
Tenant improvement costs per square foot	55.67	60.29	20.29	—

Total LC and TI per square foot (3)	$72.67	$78.02	$24.24	$124.35

Total Portfolio	Office	Retail	Total
Total square footage executed	175,349	1,184	176,533
Average rent psf - leases executed	$56.96	$375.00	$59.09
Previously escalated rents psf	$41.05	$240.63	$42.39
Percentage of new rent over previously escalated rents	38.8%	55.8%	39.4%

Manhattan Office Portfolio	Office	Retail	Total
Total square footage executed	156,745	—	156,745
Average rent psf - leases executed	$59.72	$—	$59.72
Previously escalated rents psf	$41.25	$—	$41.25
Percentage of new rent over previously escalated rents	44.8%	—	44.8%

Notes:

(1)	Includes 495,310 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Second Quarter 2017

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station - Times Sq. South	2,711,465	92.5%	$132,453,792	$52.81	187
One Grand Central Place	Grand Central	1,240,433	87.8%	59,747,316	54.86	237
1400 Broadway (8)	Penn Station - Times Sq. South	908,332	86.9%	36,490,269	46.24	42
111 West 33rd Street (9)	Penn Station - Times Sq. South	640,122	68.7%	23,297,406	52.99	18
250 West 57th Street	Columbus Circle - West Side	489,256	74.9%	20,356,821	55.52	92
501 Seventh Avenue	Penn Station - Times Sq. South	459,936	91.4%	18,047,119	42.91	30
1359 Broadway	Penn Station - Times Sq. South	455,583	97.4%	22,228,287	50.11	36
1350 Broadway (10)	Penn Station - Times Sq. South	373,463	89.3%	18,223,887	54.62	65
1333 Broadway	Penn Station - Times Sq. South	292,629	100.0%	14,163,766	48.40	12

Manhattan Office Properties—Office		7,571,219	88.3%	345,008,662	51.63	719
Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station - Times Sq. South	104,240	81.0%	13,610,438	161.21	14
One Grand Central Place	Grand Central	68,726	100.0%	7,647,344	111.27	15
1400 Broadway (8)	Penn Station - Times Sq. South	21,674	70.8%	1,959,460	127.76	7
112 West 34th Street (9)	Penn Station - Times Sq. South	90,132	100.0%	22,382,376	248.33	4
250 West 57th Street	Columbus Circle - West Side	48,962	100.0%	8,010,501	163.61	8
501 Seventh Avenue	Penn Station - Times Sq. South	35,558	96.9%	1,949,440	56.60	9
1359 Broadway	Penn Station - Times Sq. South	27,243	100.0%	2,171,811	79.72	6
1350 Broadway (10)	Penn Station - Times Sq. South	31,774	100.0%	6,747,120	212.35	6
1333 Broadway	Penn Station - Times Sq. South	67,001	100.0%	8,409,157	125.51	4

Manhattan Office Properties—Retail		495,310	94.5%	72,887,647	155.73	73

Sub-Total/Weighted Average
Manhattan Office Properties—Office and Retail		8,066,529	88.7%	417,896,310	58.44	792

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	793,796	92.7%	31,188,883	42.37	56
Metro Center	Stamford, CT	285,258	88.4%	14,212,781	56.34	28
383 Main Avenue	Norwalk, CT	262,557	91.5%	7,591,861	31.62	21
500 Mamaroneck Avenue	Harrison, NY	294,670	90.8%	7,663,169	28.63	35
10 Bank Street	White Plains, NY	232,398	83.9%	7,214,236	37.00	31

Sub-Total/Weighted Average Greater New York
Metropolitan Area Office Properties		1,868,679	90.5%	67,870,930	40.13	171

Standalone Retail Properties
10 Union Square	Union Square	58,005	98.0%	6,256,459	110.11	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,812,914	67.79	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,539,989	79.26	2
77 West 55th Street	Midtown	24,102	100.0%	2,721,511	112.92	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,310,799	135.11	5
103-107 Main Street	Westport, CT	4,330	100.0%	715,852	165.32	1

Sub-Total/Weighted Average Standalone
Retail Properties		204,452	99.4%	19,357,523	95.23	27

Portfolio Total		10,139,660	89.2%	$505,124,763	$55.84	990

Total/Weighted Average Office Properties		9,439,898	88.7%	$412,879,592	$49.30	890
Total/Weighted Average Retail Properties		699,762	95.9%	92,245,171	137.41	100

Portfolio Total		10,139,660	89.2%	$505,124,763	$55.84	990

Notes:

(1)	Excludes (i) 154,753 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of June 30, 2017.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of June 30, 2017 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 74,291 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDGF North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 47 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 61 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 34 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Second Quarter 2017

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	884,934	8.7%	$—	0.0%	$—
Signed leases not commenced	20	209,240	2.1%	—	0.0%	—
2017	98	359,280	3.5%	18,570,529	3.7%	51.69
2018	180	887,717	8.8%	46,877,446	9.3%	52.81
2019	134	665,281	6.6%	33,949,987	6.7%	51.03
2020	150	952,526	9.4%	50,830,040	10.1%	53.36
2021	94	689,541	6.8%	37,220,037	7.4%	53.98
2022	83	614,559	6.1%	36,041,070	7.1%	58.65
2023	51	540,975	5.3%	30,345,476	6.0%	56.09
2024	43	504,866	5.0%	28,386,470	5.6%	56.23
2025	41	314,580	3.1%	23,770,079	4.7%	75.56
2026	40	948,680	9.4%	49,735,306	9.8%	52.43
Thereafter	76	2,567,481	25.2%	149,398,323	29.6%	58.19

Total	1,010	10,139,660	100.0%	$505,124,763	100.0%	$55.84

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 154,753 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Second Quarter 2017

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	703,974	9.3%	$—	0.0%	$—
Signed leases not commenced	16	184,292	2.4%	—	0.0%	—
2017	85	317,402	4.2%	15,901,576	4.6%	50.10
2018	141	649,409	8.6%	35,592,406	10.3%	54.81
2019	104	457,470	6.0%	23,199,197	6.7%	50.71
2020	114	665,706	8.8%	35,440,784	10.3%	53.24
2021	56	444,433	5.9%	22,914,051	6.6%	51.56
2022	58	314,479	4.2%	18,016,202	5.2%	57.29
2023	37	386,394	5.1%	20,030,997	5.8%	51.84
2024	26	296,628	3.9%	14,758,511	4.3%	49.75
2025	22	171,378	2.3%	9,532,295	2.8%	55.62
2026	29	828,815	10.9%	43,786,029	12.7%	52.83
Thereafter	47	2,150,839	28.4%	105,836,614	30.7%	49.21

Total Manhattan office properties	735	7,571,219	100.0%	345,008,662	100.0%	51.63

Greater New York Metropolitan Area Office Properties
Available	—	153,151	8.2%	$—	0.0%	$—
Signed leases not commenced	3	24,307	1.3%	—	0.0%	—
2017	7	26,756	1.4%	1,049,541	1.5%	39.23
2018	34	215,108	11.5%	8,696,487	12.8%	40.43
2019	21	175,663	9.4%	6,253,158	9.2%	35.60
2020	26	230,508	12.3%	9,947,150	14.7%	43.15
2021	31	215,463	11.5%	9,376,089	13.8%	43.52
2022	15	237,779	12.7%	9,214,855	13.6%	38.75
2023	8	105,944	5.7%	4,775,640	7.0%	45.08
2024	6	182,660	9.8%	8,081,445	11.9%	44.24
2025	11	105,877	5.7%	3,531,425	5.2%	33.35
2026	2	45,361	2.4%	1,394,281	2.1%	30.74
Thereafter	10	150,102	8.0%	5,550,859	8.2%	36.98

Total greater New York metropolitan area office properties	174	1,868,679	100.0%	67,870,930	100.0%	40.13

Retail Properties
Available	—	27,809	4.0%	$—	0.0%	$—
Signed leases not commenced	1	641	0.1%	—	0.0%	—
2017	6	15,122	2.2%	1,619,412	1.8%	107.09
2018	5	23,200	3.3%	2,588,553	2.8%	111.58
2019	9	32,148	4.6%	4,497,632	4.9%	139.90
2020	10	56,312	8.0%	5,442,106	5.9%	96.64
2021	7	29,645	4.2%	4,929,897	5.3%	166.30
2022	10	62,301	8.9%	8,810,013	9.6%	141.41
2023	6	48,637	7.0%	5,538,839	6.0%	113.88
2024	11	25,578	3.7%	5,546,514	6.0%	216.85
2025	8	37,325	5.3%	10,706,359	11.6%	286.84
2026	9	74,504	10.6%	4,554,996	4.9%	61.14
Thereafter	19	266,540	38.1%	38,010,850	41.2%	142.61

Total retail properties	101	699,762	100.0%	92,245,171	100.0%	137.41

Total portfolio lease expirations	1,010	10,139,660	100.0%	$505,124,763	100.0%	$55.84

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 154,753 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Second Quarter 2017

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	195,858	7.2%	$—	0.0%	$—
Signed leases not commenced	2	7,566	0.3%	—	0.0%	—
2017	17	60,066	2.2%	3,421,170	2.6%	56.96
2018	20	75,463	2.8%	4,498,258	3.4%	59.61
2019	18	67,576	2.5%	3,552,766	2.7%	52.57
2020	40	310,885	11.5%	17,766,451	13.4%	57.15
2021	18	119,530	4.4%	6,314,624	4.8%	52.85
2022	20	84,095	3.1%	5,394,899	4.1%	64.15
2023	9	53,057	2.0%	3,261,282	2.5%	61.47
2024	9	73,156	2.7%	4,295,447	3.2%	58.72
2025	6	57,433	2.1%	3,012,013	2.3%	52.44
2026	11	501,453	18.5%	27,019,799	20.4%	53.88
Thereafter	19	1,105,327	40.7%	53,917,083	40.7%	48.78

Total Empire State Building office	189	2,711,465	100.0%	$132,453,792	100.0%	$52.81

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
2017	$3,285,945	$1,998,679	$5,284,624	20.1%
2018	4,744,533	3,021,072	7,765,605	29.6%
2019	212,240	47,148	259,388	1.0%
2020	1,579,354	396,487	1,975,841	7.5%
2021	55,685	106,309	161,994	0.6%
2022	1,088,769	251,305	1,340,074	5.1%
2023	82,480	18,772	101,252	0.4%
2024	44,558	59,257	103,815	0.4%
2025	1,638,975	214,928	1,853,903	7.1%
2026	750,000	102,033	852,033	3.2%
Thereafter	5,740,762	816,676	6,557,438	25.0%

Total Empire State Building broadcasting licenses and leases	$19,223,301	$7,032,666	$26,255,967	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $8.1 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Second Quarter 2017

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants		Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.	Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	June 2017-Oct. 2028	10.3 years	688,600	6.6%	$30,689,239	6.1%
2.	Coty	ESB	Jan. 2030	12.6 years	312,700	3.0%	15,404,334	3.0%
3.	LinkedIn	ESB	Feb. 2026	8.7 years	282,083	2.7%	14,602,529	2.9%
4.	Sephora	112 West 34th Street	Jan. 2029	11.6 years	11,334	0.1%	10,432,766	2.1%
5.	PVH Corp.	501 Seventh Avenue	Oct. 2028	11.3 years	217,293	2.1%	9,248,351	1.8%
6.	Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	6.8 years	149,436	1.4%	7,129,167	1.4%
7.	Federal Deposit Insurance Corp.	ESB	Jan. 2020	2.6 years	121,879	1.2%	6,807,507	1.3%
8.	Macy’s	111 West 33rd Street	May 2030	12.9 years	131,117	1.3%	6,622,229	1.3%
9.	Urban Outfitters	1333 Broadway	Sept. 2029	12.3 years	56,730	0.5%	6,594,879	1.3%
10.	Footlocker	112 West 34th Street	Sept. 2031	14.3 years	34,192	0.3%	6,214,260	1.2%
11.	Legg Mason	First Stamford Place	Sept. 2024	7.3 years	137,583	1.3%	6,205,120	1.2%
12.	Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	7.4 years	47,541	0.5%	6,203,743	1.2%
13.	On Deck Capital	1400 Broadway	Dec. 2026	9.5 years	107,800	1.0%	5,724,530	1.1%
14.	WDFG North America	ESB	Dec. 2025	8.5 years	5,300	0.1%	5,511,240	1.1%
15.	Shutterstock	ESB	Apr. 2029	11.8 years	104,386	1.0%	5,364,497	1.1%
16.	Thomson Reuters	Metro Center	Apr. 2018-Apr. 2020	2.3 years	91,921	0.9%	4,813,400	1.0%
17.	Kohl’s	1400 Broadway	May 2029	11.9 years	113,032	1.1%	4,761,866	0.9%
18.	The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	12.4 years	75,959	0.7%	4,557,540	0.9%
19.	HNTB Corporation	ESB	Feb. 2026	8.7 years	78,361	0.8%	4,466,577	0.9%
20.	Target Corporation	112 West 34th Street	Jan. 2038	20.6 years	43,019	0.4%	4,300,000	0.9%

	Total				2,810,266	27.0%	$165,653,774	32.7%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of June 30, 2017.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Consumer Goods
21.3%
Finance, Insurance
and Real Estate
17.0%
Professional Services
10.9%
Other
5.2%
Broadcast
2.1%
Healthcare
1.7%
Government Entity
1.8%
Non-profit
4.5%
Arts & Entertainment
1.0%
Media and Advertising
4.5%
Technology
8.4%
Legal Services
3.9%
Retail
17.7%

Second Quarter 2017

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
Capital expenditures	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Tenant improvements - first generation	$20,557	$25,254	$28,575	$31,959	$28,593
Tenant improvements - second generation	4,764	2,464	3,122	949	1,113
Leasing commissions - first generation	7,683	2,538	3,077	7,141	3,374
Leasing commissions - second generation	192	1,071	467	388	313
Building improvements - first generation	26,680	19,935	21,800	17,970	24,073
Building improvements - second generation	2,337	30	1,754	2,061	53
Observatory capital project	6,850	—	—	—	—

Total	$69,063	$51,292	$58,795	$60,468	$57,519

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building)—240,000 square feet

•	Future redevelopment (other Manhattan properties)—800,000 square feet

•	Redevelopment completed—6,940,000 square feet

Inventory of vacant space (2)

•	Developed—620,000 square feet, 87%

•	Undeveloped—90,000 square feet, 13%

Inventory of undeveloped space (2)

•	Vacant—90,000 square feet, 8%

•	Expires in 2017—100,000 square feet, 10%

•	Expires in 2018 and thereafter—850,000 square feet, 82%

Notes:

(1)	These estimates are based on the Company’s current budgets and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Second Quarter 2017

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Observatory revenue	$126,701	$33,966	$20,940	$33,702	$38,093	$31,838
Observatory expenses	29,614	7,176	7,255	7,933	7,250	6,895

NOI	97,087	26,790	13,685	25,769	30,843	24,943
Intercompany rent expense (1)	77,505	20,675	13,378	20,469	22,983	18,488

NOI after intercompany rent	$19,582	$6,115	$307	$5,300	$7,860	$6,455

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2012 to 2016

Second Quarter 2017

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,978	7,977	7,951	7,946	7,946
Building and improvements	2,347,435	2,292,363	2,249,482	2,196,864	2,147,050

	2,556,609	2,501,536	2,458,629	2,406,006	2,356,192
Less: accumulated depreciation	(605,481)	(581,703)	(556,546)	(532,406)	(509,736)

Commercial real estate properties, net	1,951,128	1,919,833	1,902,083	1,873,600	1,846,456
Cash and cash equivalents	440,958	532,442	554,371	594,297	35,454
Restricted cash	68,011	62,464	61,514	60,752	59,141
Tenant and other receivables, net	23,995	20,580	22,542	19,569	14,521
Deferred rent receivables, net	165,470	158,005	152,074	143,578	133,955
Prepaid expenses and other assets	54,624	36,815	53,749	33,685	47,895
Deferred costs, net	263,392	270,456	277,081	287,591	292,777
Acquired below-market ground leases, net	372,144	374,102	376,060	378,018	379,976
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,831,201	$3,866,176	$3,890,953	$3,882,569	$3,301,654

Liabilities and Equity
Mortgage notes payable, net	$724,312	$754,548	$759,016	$763,457	$767,717
Senior unsecured notes, net	592,073	591,232	590,388	589,546	588,703
Unsecured term loan facility, net	263,114	263,019	262,927	262,830	262,735
Unsecured revolving credit facility	—	—	—	—	40,000
Accounts payable and accrued expenses	136,617	125,910	134,064	154,573	143,296
Acquired below-market leases, net	74,083	78,246	82,300	87,708	91,850
Deferred revenue and other liabilities	27,380	31,097	32,212	24,176	23,019
Tenants’ security deposits	49,669	47,198	47,183	47,440	47,565

Total liabilities	1,867,248	1,891,250	1,908,090	1,929,730	1,964,885
Total equity	1,963,953	1,974,926	1,982,863	1,952,839	1,336,769

Total liabilities and equity	$3,831,201	$3,866,176	$3,890,953	$3,882,569	$3,301,654

Second Quarter 2017

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues
Rental revenue	$120,844	$117,113	$117,498	$115,634	$112,613
Tenant expense reimbursement	17,569	15,974	17,109	19,176	19,054
Observatory revenue	33,966	20,940	33,702	38,093	31,838
Third party management and other fees	392	351	394	404	423
Other revenue and fees	4,353	10,576	10,560	2,541	1,887

Total revenues	177,124	164,954	179,263	175,848	165,815
Operating expenses
Property operating expenses	38,529	42,210	38,775	38,585	37,386
Ground rent expenses	2,332	2,331	2,332	2,331	2,330
General and administrative expenses	12,579	11,088	13,455	11,798	12,907
Observatory expenses	7,176	7,255	7,933	7,250	6,895
Real estate taxes	24,542	24,558	24,288	24,691	23,557
Depreciation and amortization	40,532	40,846	39,829	37,607	38,548

Total operating expenses	125,690	128,288	126,612	122,262	121,623

Total operating income	51,434	36,666	52,651	53,586	44,192
Other income (expense)
Interest expense	(17,477)	(17,742)	(17,837)	(17,939)	(17,420)
Loss from derivative financial instruments	(42)	(247)	—	—	—

Income before income taxes	33,915	18,677	34,814	35,647	26,772
Income tax (expense) benefit	(2,556)	468	(1,806)	(2,750)	(2,132)

Net income	31,359	19,145	33,008	32,897	24,640
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(14,541)	(8,926)	(15,808)	(16,690)	(13,317)

Net income attributable to common stockholders	$16,584	$9,985	$16,966	$15,973	$11,089

Weighted average common shares outstanding
Basic	157,921	156,493	153,273	136,831	122,502

Diluted	298,398	297,962	297,046	280,614	266,167

Net income per share attributable to common stockholders
Basic and diluted	$0.10	$0.06	$0.11	$0.12	$0.09

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.105

Second Quarter 2017

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$31,359	$19,145	$33,008	$32,897	$24,640
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	40,132	40,424	39,426	37,318	38,386

FFO attributable to common stockholders and non-controlled interests	71,257	59,335	72,200	69,981	62,792
Amortization of below-market ground lease	1,958	1,958	1,958	1,957	1,958

Modified FFO attributable to common stockholders and non-controlled interests	73,215	61,293	74,158	71,938	64,750
Prepayment penalty and deferred financing cost write-off	—	—	—	—	—
Acquisition expenses	—	—	—	—	—

Core FFO attributable to common stockholders and non-controlled interests	$73,215	$61,293	$74,158	$71,938	$64,750

Total weighted average shares and Operating Partnership Units
Basic	296,388	296,388	296,084	278,739	266,167

Diluted	298,398	297,962	297,046	280,614	266,167

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.24	$0.20	$0.24	$0.25	$0.24

Diluted	$0.24	$0.20	$0.24	$0.25	$0.24

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.21	$0.25	$0.26	$0.24

Diluted	$0.25	$0.21	$0.25	$0.26	$0.24

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.21	$0.25	$0.26	$0.24

Diluted	$0.25	$0.21	$0.25	$0.26	$0.24

Reconciliation of Core FFO to Core FAD
Core FFO	$73,215	$61,293	$74,158	$71,938	$64,750
Add:
Amortization of deferred financing costs	1,331	1,294	1,293	1,291	1,142
Non-real estate depreciation and amortization	400	422	403	289	162
Amortization of non-cash compensation expense	3,813	3,154	2,476	2,604	2,553
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(7,722)	(5,998)	(8,652)	(9,619)	(6,796)
Amortization of debt premiums	(1,737)	(1,737)	(1,737)	(1,736)	(1,737)
Above/below-market rent revenue amortization	(1,119)	(1,428)	(2,509)	(1,210)	(844)
Corporate capital expenditures	(10)	(382)	(285)	(1,115)	(8,621)
Tenant improvements—second generation	(4,764)	(2,464)	(3,122)	(949)	(1,113)
Building improvements—second generation	(2,337)	(30)	(1,754)	(2,061)	(53)
Leasing commissions—second generation	(192)	(1,071)	(467)	(388)	(313)

Core FAD	$61,546	$53,721	$60,472	$59,712	$49,798

Reconciliation of Net Income to EBITDA
Net income	$31,359	$19,145	$33,008	$32,897	$24,640
Interest expense	17,477	17,742	17,837	17,939	17,420
Income tax expense (benefit)	2,556	(468)	1,806	2,750	2,132
Depreciation and amortization	40,532	40,846	39,829	37,607	38,548

EBITDA	$91,924	$77,265	$92,480	$91,193	$82,740

Second Quarter 2017

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Reconciliation of Net Income to NOI and Cash NOI
Net income	$31,359	$19,145	$33,008	$32,897	$24,640
Add:
General and administrative expenses	12,579	11,088	13,455	11,798	12,907
Depreciation and amortization	40,532	40,846	39,829	37,607	38,548
Interest expense	17,477	17,742	17,837	17,939	17,420
Loss from derivative financial instruments	42	247	—	—	—
Income tax expense (benefit)	2,556	(468)	1,806	2,750	2,132
Less:
Third-party management and other fees	(392)	(351)	(394)	(404)	(423)

Net operating income	104,153	88,249	105,541	102,587	95,224
Straight-line rent	(7,722)	(5,998)	(8,652)	(9,619)	(6,796)
Above/below-market rent revenue amortization	(1,119)	(1,428)	(2,509)	(1,210)	(844)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Cash net operating income	97,270	82,781	96,338	93,715	89,542
Less: Observatory net operating income	(26,790)	(13,685)	(25,769)	(30,843)	(24,943)

Total portfolio (excluding observatory) cash net operating income	$70,480	$69,096	$70,569	$62,872	$64,599

Second Quarter 2017

Debt Summary

(unaudited and dollars in thousands)

	June 30, 2017			March 31, 2017
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$725,136	4.78%	6.6	$749,672	5.40%	2.0
Senior unsecured notes	600,000	3.47%	6.9	600,000	3.47%	7.1

Total fixed rate debt	1,325,136	4.19%	6.7	1,349,672	4.54%	4.3
Unsecured revolving credit facility	—	—	1.6	—	—	1.8
Unsecured term loan facility (1)	265,000	2.82%	5.2	265,000	2.58%	5.4

Total variable rate debt	265,000	2.82%	5.2	265,000	2.58%	5.4

Total debt	1,590,136	3.96%	6.5	1,614,672	4.22%	4.5

Premium/discount	(1,232)			(163)
Deferred financing costs, net	(9,405)			(5,710)

Total	$1,579,499			$1,608,799

Note:

(1)	Beginning August 2017, LIBOR is fixed at 2.1485% under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at June 30, 2017	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		24.2%		Yes
Maximum Secured Debt	< 40%		11.0%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	4.3	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	7.5	x	Yes
Maximum Unsecured Leverage	< 60%		21.2%		Yes
Maximum Secured Recourse Indebtedness	< 10%		0%		Yes
Minimum Tangible Net Worth	$1,203,815		$1,665,856		Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances. This facility matures in January 2019 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Second Quarter 2017

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
1333 Broadway	6.32%	6.32%	$67,138	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	67,181	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,281	2/5/2018	30 years
111 West 33rd Street (first lien mortgage loan)	6.01%	6.01%	74,662	4/5/2018	30 years
111 West 33rd Street (second lien mortgage loan)	6.56%	6.56%	9,440	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	37,458	4/5/2018	30 years
Metro Center	3.59%	3.59%	94,976	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.29%	30,000	5/1/2027	Interest only
First Stamford Place (1)	4.28%	4.28%	180,000	7/1/2027	5 year interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.01%	40,000	1/5/2028	30 years
10 Bank Street	4.23%	4.23%	35,000	6/1/2032	25 years
383 Main Avenue	4.44%	4.44%	30,000	6/30/2032	5 year interest only; 30 years thereafter

Total mortgage debt			725,136

Unsecured revolving credit facility	LIBOR plus 1.15%	2.37%	—	1/23/2019	Interest only
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured term loan facility	LIBOR plus 1.60%	2.82%	265,000	8/24/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		3.96%	1,590,136

Premium/discounts			(1,232)
Deferred financing costs, net			(9,405)

Total			$1,579,499

Note:

(1)	Represents a $164 million mortgage loan bearing interest of 4.09% and a $16 million loan bearing interest at 6.25%.

Second Quarter 2017

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2017	$3,898	$—	$3,898	0.2%	n/a
2018	4,417	262,210	266,627	16.8%	6.02%
2019	3,790	250,000	253,790	16.0%	2.63%
2020	3,938	—	3,938	0.2%	n/a
2021	4,090	—	4,090	0.3%	n/a
Thereafter	43,310	1,014,483	1,057,793	66.5%	3.76%

Total debt	$63,443	$1,526,693	1,590,136	100.0%	3.96%

Premium/discount			(1,232)
Deferred financing costs, net			(9,405)

Total			$1,579,499

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2017	$54	$337	$368	$759
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
2021	108	675	735	1,518
Thereafter	2,331	12,150	40,731	55,212

	$2,817	$15,187	$44,039	$62,043

Second Quarter 2017

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: acquisition expenses, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.